Revenue	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
Revenue
3.
Revenue

Revenue from collaboration agreements for the year ended December 31, 2022 predominately relates to the research collaboration agreements the Company entered into with Mallinckrodt in July 2019 and AstraZeneca in March 2020.

Revenue comprised £0.6 million of royalty income (2021: £0.4 million; 2020: £0.2 million) and £16.9 million of Research collaboration income (2021: £12.0 million; 2020: £5.3 million). Disaggregation of revenue from contracts with customers is as follows:

	Year ended December 31,
	2022	2021	2020
	£000s	£000s	£000s
Revenue from Contracts with Customers
Research collaboration - Mallinckrodt plc	11,658	8,748	3,817
Research collaboration - AstraZeneca	5,081	2,652	22
Research collaboration - Other	184	623	1,414
Research collaboration - total	16,923	12,023	5,253
Royalties	578	392	226
Total revenue from contracts with customers	17,501	12,415	5,479

Under our collaboration agreement with Mallinckrodt, we received an upfront cash payment of £16.4 million ($20 million) in 2019 and are eligible to receive specified development, regulatory and commercial milestone payments. We received milestone payments totaling £2.2 million or $3 million (2021: £2.9 million; 2020: £1.4 million) during the year ended December 31, 2022. In addition to these payments, Mallinckrodt has agreed to fund some of our research personnel and preclinical development costs. We recognize the upfront payment, milestone payments, payments for personnel costs and other research funding payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2022, we recognized a total of £11.7 million in revenue under this agreement (2021: £8.7 million; 2020: £3.8 million).

Under our collaboration agreement with AstraZeneca, we received an upfront cash payment of £17.1 million ($20 million) in 2020 with a further amount of £30.8 million ($40 million) received in May 2021. We are also eligible to receive specified development and commercial milestone payments as well as tiered royalties on net sales, if any. We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2022, we recognized a total of £5.1 million in revenue under this agreement (2021: £2.7 million; 2020: £22 thousand).

We entered into a collaboration agreement with Hansoh on October 15, 2021. We received a $16 million (equivalent to approximately £11.9 million based on the exchange rate at the payment date and $14.4 million or £10.7 million, net of taxes) upfront payment to us in December 2021. We are eligible to receive development, regulatory and commercial milestones as well as royalties on Hansoh net product sales. During the year ended December 31, 2022, the Company triggered milestone payments totaling $2.0 million (£1.5 million) (2021: £nil). We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2022, we recognized a total of £0.2 million in revenue under this agreement (2021: £32 thousand; 2020: nil).